Exhibit 99.1

JAMBA INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

(Dollars in thousands, except share and per share amounts)

		PRO FORMA ADJUSTMENTS
	Reported	April	April		June	June	July				Pro Forma
	December	Disposal	Disposal	May	Disposal	Disposal	Disposal	Other	Total		December
	30, 2014	1	2	Disposal	1	2	1	Disposals	Adjustments		30, 2014
ASSETS
Current assets:
Cash and cash equivalents	$17,750	$1,499	$2,760	$2,300	$1,840	$370	$5,834	$2,406	$17,009	(a)	$34,759
Reaceivables, net of allowances of $280 and $291	16,977	-	-	-	-		-	-	-		16,977
Inventories	2,300	(83)	(48)	(56)	(67)	(42)	(144)	(32)	(471)	(c)	1,829
Prepaid and refundable income taxes	474	-	-	-	-	-	-	-	-		474
Prepaid rent	504	-	-	-	-	-	-	-	-		504
Assets held for sale	11,221	(2,427)	-	(1,311)	-		-	(191)	(3,929)	(d)	7,292
Prepaid expenses and other current assets	8,105	-	(95)	-	-	1,260	-	-	1,165	(b)(c)	9,270
Total current assets	57,331	(1,011)	2,617	933	1,773	1,588	5,690	2,184	13,774		71,105

Property, fixtures and equipment, net	29,575	-	(829)	-	(964)	(755)	(3,683)	(325)	(6,556)	(d)	23,019
Goodwill	982	(7)	(11)	(9)	(8)	(6)	(23)	-	(65)	(d)	917
Trademarks and other intangible assets, net	2,360	-	-	-	-	-	-	-	-		2,360
Other long-term assets	2,241	-	-	-	-	-	-	-	-		2,241

Total assets	$92,489	$(1,018)	$1,777	$924	$801	$827	$1,984	$1,859	$7,154		$99,643

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$3,926	$-	$-	$-	$-	$-	$-	$-	$-		$3,926
Accrued compensation and benefits	6,325	-	-	-	-	-	-	-	-		6,325
Workers' compensation and health insurance reserves	1,311	-	-	-	-	-	-	-	-		1,311
Accrued jambacard liability	38,184	-	-	-	-	-	-	-	-		38,184
Other current liabilities	16,454	-	-	-	-	-	-	-	-		16,454
Total current liabilities	66,200	-	-	-	-	-	-	-	-		66,200

Deferred revenue and other long-term liabilities	9,544	210	-	295	-	-	368	-	873	(e)	10,417
Total liabilities	75,744	210	0	295	-	-	368	0	873		76,617

Stockholders' equity:
Common stock	$17	$-	$-	$-	$-	$-	$-	$-	$-		$17
Additional paid-in-capital	396,629	-	-	-	-	-	-	-	-		396,629
Treasury Shares at cost	(11,991)	-	-	-	-	-	-	-	-		(11,991)
Accumulated deficit	(368,041)	(1,228)	1,908	629	801	827	1,616	1,859	6,411	(f)	(361,630)
Total equity attributable to Jamba, Inc.	16,614	(1,228)	1,908	629	801	827	1,616	1,859	6,411		23,025
Noncontrolling interest	131	-	(131)	-				-	(131)	(g)	-
Total stockholders' equity	16,745	(1,228)	1,777	629	801	827	1,616	1,859	6,280		23,025

Total liabilities and stockholders' equity	$92,489	$(1,018)	$1,777	$924	$801	$827	$1,984	$1,859	$7,154		$99,643

1

JAMBA INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands)

		PRO FORMA ADJUSTMENTS
	Reported Fiscal Year Ended December 30,	April Disposal	April Disposal	May	June Disposal	June Disposal	July Disposal	Other	Total		Pro Forma Fiscal Year Ended December 30,
	2014	1	2	Disposal	1	2	1	Disposals	Adjustments		2014
Revenue:
Company Stores	$198,737	$(9,563)	$(6,551)	$(7,219)	$(6,543)	$(6,039)	$(7,032)	$(3,996)	(46,943)	A	$151,794
Franchise and other revenue	19,311	526	360	397	360	332	387	220	2,582	B	21,893
Total revenue	218,048	(9,037)	(6,191)	(6,822)	(6,183)	(5,707)	(6,645)	(3,776)	(44,362)		173,686
Costs and operating expenses (income):
Cost of sales	52,236	(2,418)	(1,634)	(1,851)	(1,677)	(1,601)	$(1,883)	(1,032)	(12,096)	C	40,140
Labor	61,749	(3,164)	(1,808)	(2,198)	(2,002)	(1,871)	$(2,089)	(1,157)	(14,289)	C	47,460
Occupancy	27,630	(1,192)	(813)	(843)	(824)	(807)	$(937)	(370)	(5,786)	C	21,844
Store operating	33,089	(1,473)	(846)	(1,106)	(1,024)	(880)	$(1,047)	(554)	(6,930)	C	26,159
Depreciation and amortization	10,084	(501)	(149)	(323)	(279)	(201)	$(243)	(91)	(1,787)	C	8,297
General and administrative	37,278	-	-	-	-	-	-	-	-		37,278
Other operating, net	(718)	-	-	-	-	-	-	-	-		(718)
Total costs and operating expenses	221,348	(8,748)	(5,250)	(6,321)	(5,806)	(5,360)	(6,199)	(3,204)	(40,888)		180,460
Loss from operations	(3,300)	(289)	(941)	(501)	(377)	(347)	(446)	(572)	(3,474)		(6,774)
Other income (expense):
Interest income	74	-	-	-	-	-	-	-	-		74
Interest expense	(195)	-	-	-	-	-	-	-	-		(195)
Total other expense, net	(121)	-	-	-	-	-	-	-	-		(121)
Loss before income taxes	(3,421)	(289)	(941)	(501)	(377)	(347)	(446)	(572)	(3,474)		(6,895)
Income tax expense	(168)	-	-	-	-	-	-	-	-		(168)
Net loss	(3,589)	(289)	(941)	(501)	(377)	(347)	(446)	(572)	(3,474)		(7,063)
Less: Net income attributable to noncontrolling interest	43	-	(43)	-	-	-	-	-	(43)	D	-
Net loss attributable to common stockholders	$(3,632)	$(289)	$(898)	$(501)	(377)	(347)	(446)	$(572)	$(3,431)		$(7,063)

2

Jamba, Inc.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

December 30, 2014

1.	Description of Refranchising Transactions

On April 28, 2015, Jamba Juice Company, a California corporation and wholly-owned subsidiary of Jamba, Inc. (the “Company”) completed the refranchising of a group of Company-owned stores located in the San Francisco Bay Area and Southern California as part of the Company’s refranchising initiative in two separate transactions.

April Disposal 1

In connection with the first refranchising transaction, the Company transferred to M5 Partners, Inc. all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, vehicles, other tangible personal property and all goodwill associated with stores for a purchase price of $1,850,000 plus payment for all marketable inventory and cash on hand at each of the stores. M5 Partners, Inc. agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

April Disposal 2

In another refranchising transaction completed on April 28, 2015, the Company sold its 88% membership interest in Jamba Juice Southern California LLC (“JJSC”) to Strategic Marketing Sciences, Inc., its minority partner in the joint venture. JJSC was formed to operate a group of stores in Southern California. The purchase price for the membership interest was $3,000,000 plus payment for all marketable inventory and cash on hand at each of the stores. Strategic Marketing Sciences, Inc. agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

May Disposal

On May 19, 2015, the Company completed the refranchising of a group of Company-owned stores located in the San Francisco Bay Area. In connection with the refranchising transaction, the Company transferred to Blended Star NorCal, Inc. all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, vehicles, other tangible personal property and all goodwill associated with stores for a purchase price of $2,500,000 plus payment for all marketable inventory and cash on hand at each of the stores. Blended Star NorCal, Inc. agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

June Disposal 1

On June 9, 2015, the Company completed the refranchising of a group of Company-owned stores located in Southern California as part of its refranchising initiative. In connection with the refranchising transaction, the Company transferred to J’s Juice Masters, Inc. all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, other tangible personal property, all marketable inventory and all goodwill associated with the stores for a purchase price of $2,100,000 plus payment for cash on hand at each of the stores. J’s Juice Masters, Inc. agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

June Disposal 2

On June 30, 2015, the Company completed the refranchising of a group of Company-owned stores located in Southern California as part of its refranchising initiative. In connection with the refranchising transaction, the Company transferred to CMCS 2 Juice, LP and CMCS 3 Juice, LP all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, other tangible personal property, all marketable inventory and all goodwill associated with the stores for a purchase price of $1,800,000 plus payment for cash on hand at each of the stores. Payment of the purchase price was comprised of $540,000 in cash and two promissory notes of $542,079 and $717,921, both with an interest rate of the rate of the four and one-quarter percent (4.25%) per annum and maturity dates of July 30, 2015. CMCS 2 Juice, LP and CMCS 3 Juice, LP agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

3

July Disposal 1

On July 7, 2015, the Company completed the refranchising of a group of Company-owned stores located in Southern California as part of its refranchising initiative. In connection with the refranchising transaction, the Company transferred to one owner group operating five separate entities - Brea Juice Company, LLC, Fresh Juice Development, LLC, Grab N Go Juice, LLC, Juice To Go, LLC and LA Juice Company, LLC - all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, other tangible personal property, all marketable inventory and all goodwill associated with the stores for a purchase price of $6,600,030 plus payment of $30,000 for cash on hand at each of the stores. Brea Juice Company, LLC, Fresh Juice Development, LLC, Grab N Go Juice, LLC, Juice To Go, LLC and LA Juice Company, LLC, agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

Other Disposals

In addition to the transactions mentioned above, the Company entered into multiple individually insignificant agreements and refranchised a small group of stores located in Southern California and in the San Francisco Bay Area during the 13 week periods ended March 31, 2015 and June 30, 2015. In connection with the refranchising transactions, the Company received aggregate proceeds of $2,412,000 and the purchasers entered into the Company’s standard franchise agreements with ten-year terms in connection with entering into the transactions.

2.	Basis of Presentation

The effect of the refranchising transactions on a cumulative basis is reflected in the unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated financial statements were prepared in accordance with U.S. GAAP and pursuant to U.S. Securities and Exchange Commission Regulation S-X Article 11, and present the pro forma financial position and results of operations of the Company based upon the historical information after giving effect to the disposal and adjustments described in the notes to the unaudited pro forma condensed consolidated financial statements. The unaudited pro forma condensed consolidated balance sheet is presented as if the refranchising had occurred on December 30, 2014, and the unaudited pro forma condensed consolidated statement of operations for the fiscal year ended December 30, 2014 is presented as if the disposal had occurred on January 1, 2014.

The unaudited pro forma condensed consolidated financial information is presented for informational purposes only and is not indicative of the Company’s financial results or financial position as if the transactions reflected herein had occurred, or been in effect during the pro forma periods. This unaudited pro forma condensed consolidated financial information should not be viewed as indicative of the Company’s expected financial results for future periods.

3.	Adjustments to Unaudited Pro Forma Condensed Consolidated Balance Sheet

Adjustments in the columns titled “Pro Forma Adjustments” represent the following:

(a) - Represents the pro forma adjustments for the proceeds received offset by store-related cash balances at the end of the fiscal year (in thousands).

Amount
Proceeds received	$19,197
Cost to sell	(2,093)
Store-related cash at hand	(95)
$17,009

(b) - Represents the pro forma adjustments for the one month promissory notes given as consideration included in the purchase price (in thousands):

Amount
CMCS 2 Juice, LP	$542
CMCS 3 Juice, LP	718
$1,260

4

(c) - Represents the pro forma adjustments for the assets that will no longer be on the Company’s balance sheet as a result of the disposal of the stores to franchise partners.

(d) - Represents the pro forma adjustments for the estimated net book value of the assets purchased by the franchise partners from the Company.

(e) - Represents the pro forma adjustments for the effect of amounts refundable to purchasers contingent upon landlords not extending the lease terms for certain store locations and three year royalty concessions for certain store locations.

(f) - Represents the pro forma adjustments for the impact of the refranchising transaction on the Company’s accumulated deficit (in thousands):

Amount
Proceeds received	$19,197
Promissory Notes	1,260
Less: Cost to sell	(2,093)
Assets held for sale	(3,929)
Property, fixtures and equipment, net	(6,556)
Goodwill and current assets	(726)
Amounts contingently refundable	(505)
Royalty concessions	368
Noncontrolling interest	131
$6,411

(g) - Represents the pro forma adjustment to eliminate the 12% noncontrolling interest in JJSC, since the purchaser is acquiring the remaining interest on the JJSC stores.

4. Adjustments to Unaudited Pro Forma Condensed Consolidated Statement of Operations

A - Reflects the pro forma adjustments for the revenue during the fiscal year ended December 30, 2014 from the stores sold to franchise partners.

B - Reflects the pro forma adjustments for estimated royalty income that would have been earned had the stores been owned by franchisees for the 2014 fiscal year.

C - Reflects the pro forma adjustments for the expenses related to the stores sold to franchise partners.

D - Reflects the pro forma adjustments to eliminate the 12% noncontrolling interest in JJSC, since the owner of the noncontrolling interest is acquiring the remaining interest on the JJSC stores.

5

JAMBA INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

(Dollars in thousands, except share and per share amounts)

		PRO FORMA ADJUSTMENTS
	Reported	April	April		June	June	July				Pro Forma
	March 31,	Disposal	Disposal	May	Disposal	Disposal	Disposal	Other	Total		March 31,
	2015	1	2	Disposal	1	2	1	Disposals	Adjustments		2015
ASSETS
Current assets:
Cash and cash equivalents	$8,116	$1,499	$2,760	$2,300	$1,840	$370	$5,834	$60	$14,663	(a)	22,779
Receivables, net of allowances of $272 and $280	16,226	-	-	-	-	-	-	-	-		16,226
Inventories	2,267	(90)	(44)	(63)	(62)	(48)	(156)	(7)	(469)	(c)	1,798
Prepaid and refundable income taxes	329	-	-	-	-	-	-	-	-		329
Prepaid rent	2,931	-	-	-	-	-	-	-	-		2,931
Assets held for sale	22,875	(2,427)	(804)	(1,311)	(846)	-	(3,533)	-	(8,921)	(d)	13,954
Prepaid expenses and other current assets	7,554	-	(95)	-	-	1,260	-	-	1,165	(b)(c)	8,719
Total current assets	60,298	(1,018)	1,817	926	932	1,582	2,145	54	6,438		66,736

Property, fixtures and equipment, net	16,002	-	-	-	-	-	-	(114)	(114)	(d)	15,888
Goodwill	897	(7)	(11)	(9)	(8)	(6)	(23)	-	(65)	(d)	832
Trademarks and other intangible assets, net	1,295	-	-	-	-	-	-	-	-		1,295
Other long-term assets	1,969	-	-	-	-	-	-	-	-		1,969

Total assets	$80,461	$(1,025)	$1,806	$917	$924	$1,576	$2,122	$(60)	$6,259		$86,720

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$2,310	$-	$-	$-	$-	$-	$-	$-	$-		$2,310
Accrued compensation and benefits	4,813	-	-	-	-	-	-	-	-		4,813
Workers' compensation and health insurance reserves	1,680	-	-	-	-	-	-	-	-		1,680
Accrued jambacard liability	32,368	-	-	-	-	-	-	-	-		32,368
Other current liabilities	21,005	-	-	-	-	-	-	-	-		21,005
Total current liabilities	62,176	-	-	-	-	-	-	-	-		62,176

Deferred revenue and other long-term liabilities	8,643	210	-	295	-	-	368	-	873	(e)	9,516
Total liabilities	70,819	210	-	295	-	-	368	-	873		71,692

Stockholders' equity:
Common stock	$18	$-	$-	$-	$-	$-	$-	$-	$-		$18
Additional paid-in-capital	397,928	-	-	-	-	-	-	-	-		397,928
Treasury Shares at cost	(18,674)	-	-	-	-	-	-	-	-		(18,674)
Accumulated deficit	(369,792)	(1,235)	1,968	622	924	1,576	1,753	(60)	5,548	(f)	(364,244)
Total equity attributable to Jamba, Inc.	9,480	(1,235)	1,968	622	924	1,576	1,753	(60)	5,548		15,028
Noncontrolling interest	162	-	(162)	-	-			-	(162)	(g)	-
Total stockholders' equity	9,642	(1,235)	1,806	622	924	1,576	1,753	(60)	5,386		15,028

Total liabilities and stockholders' equity	$80,461	$(1,025)	$1,806	$917	$924	$1,576	$2,122	$(60)	$6,259		$86,720

6

JAMBA INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands)

		PRO FORMA ADJUSTMENTS
	Reported 13 week period ended March 31,	April Disposal	April Disposal	May	June Disposal	June Disposal	July Disposal	Other	Total		Pro Forma 13 week period ended March 31,
	2015	1	2	Disposal	1	2	1	Disposals	Adjustments		2015
Revenue:
Company Stores	$47,728	$(2,350)	$(1,644)	$(1,737)	$(1,681)	$(1,550)	$(1,774)	$(814)	(11,551)	A	$36,177
Franchise and other revenue	4,776	129	90	96	92	85	92	45	630	B	5,406
Total revenue	52,504	(2,221)	(1,554)	(1,641)	(1,589)	(1,465)	(1,682)	(769)	(10,921)		41,583
Costs and operating expenses (income):
Cost of sales	12,407	(585)	(428)	(428)	(431)	(412)	$(469)	(216)	(2,969)	C	9,438
Labor	16,088	(822)	(477)	(557)	(518)	(498)	$(530)	(288)	(3,689)	C	12,399
Occupancy	6,835	(301)	(207)	(222)	(211)	(213)	$(252)	(58)	(1,464)	C	5,371
Store operating	8,034	(376)	(224)	(244)	(239)	(216)	$(244)	(76)	(1,620)	C	6,414
Depreciation and amortization	1,873	(51)	(32)	(68)	(55)	(37)	$(45)	(81)	(368)	C	1,505
General and administrative	8,963	-	-	-	-	-	-	-	-		8,963
Other operating, net	(28)	-	-	-	-	-	-	1,924	1,924	D	1,896
Total costs and operating expenses	54,172	(2,135)	(1,368)	(1,519)	(1,454)	(1,375)	(1,540)	1,205	(8,186)		45,986
Loss from operations	(1,668)	(86)	(186)	(122)	(135)	(90)	(142)	(1,974)	(2,735)		(4,403)
Other income (expense):
Interest income	15	-	-	-	-	-	-	-	-		15
Interest expense	(41)	-	-	-	-	-	-	-	-		(41)
Total other expense, net	(26)	-	-	-	-	-	-	-	-		(26)
Loss before income taxes	(1,694)	(86)	(186)	(122)	(135)	(90)	(142)	(1,974)	(2,735)		(4,429)
Income tax expense	(26)	-	-	-	-	-	-	-	-		(26)
Net loss	(1,720)	(86)	(186)	(122)	(135)	(90)	(142)	(1,974)	(2,735)		(4,455)
Less: Net income attributable to noncontrolling interest	31	-	(31)	-	-	-	-	-	(31)	E	-
Net loss attributable to common stockholders	$(1,751)	$(86)	$(155)	$(122)	$(135)	$(90)	$(142)	$(1,974)	$(2,704)		$(4,455)

7

Jamba, Inc.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

March 31, 2015

1.	Description of Refranchising Transactions

On April 28, 2015, Jamba Juice Company, a California corporation and wholly-owned subsidiary of Jamba, Inc. (the “Company”) completed the refranchising of a group of Company-owned stores located in the San Francisco Bay Area and Southern California as part of the Company’s refranchising initiative in two separate transactions.

April Disposal 1

In connection with the first refranchising transaction, the Company transferred to M5 Partners, Inc. all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, vehicles, other tangible personal property and all goodwill associated with stores for a purchase price of $1,850,000 plus payment for all marketable inventory and cash on hand at each of the stores. M5 Partners, Inc. agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

April Disposal 2

In another refranchising transaction completed on April 28, 2015, the Company sold its 88% membership interest in Jamba Juice Southern California LLC (“JJSC”) to Strategic Marketing Sciences, Inc., its minority partner in the joint venture. JJSC was formed to operate a group of stores in Southern California. The purchase price for the membership interest was $3,000,000 plus payment for all marketable inventory and cash on hand at each of the stores. Strategic Marketing Sciences, Inc. agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

May Disposal

On May 19, 2015, the Company completed the refranchising of a group of Company-owned stores located in the San Francisco Bay Area. In connection with the refranchising transaction, the Company transferred to Blended Star NorCal, Inc. all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, vehicles, other tangible personal property and all goodwill associated with stores for a purchase price of $2,500,000 plus payment for all marketable inventory and cash on hand at each of the stores. Blended Star NorCal, Inc. agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

June Disposal 1

On June 9, 2015, the Company completed the refranchising of a group of Company-owned stores located in Southern California as part of its refranchising initiative. In connection with the refranchising transaction, the Company transferred to J’s Juice Masters, Inc. all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, other tangible personal property, all marketable inventory and all goodwill associated with the stores for a purchase price of $2,100,000 plus payment for cash on hand at each of the stores. J’s Juice Masters, Inc. agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

June Disposal 2

On June 30, 2015, the Company completed the refranchising of a group of Company-owned stores located in Southern California as part of its refranchising initiative. In connection with the refranchising transaction, the Company transferred to CMCS 2 Juice, LP and CMCS 3 Juice, LP all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, other tangible personal property, all marketable inventory and all goodwill associated with the stores for a purchase price of $1,800,000 plus payment for cash on hand at each of the stores. Payment of the purchase price was comprised of $540,000 in cash and two promissory notes of $542,079 and $717,921, both with an interest rate of four and one-quarter percent (4.25%) per annum and maturity dates of July 30, 2015. CMCS 2 Juice, LP and CMCS 3 Juice, LP agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

8

July Disposal 1

On July 7, 2015, the Company completed the refranchising of a group of Company-owned stores located in Southern California as part of its refranchising initiative. In connection with the refranchising transaction, the Company transferred to one owner group operating five separate entities - Brea Juice Company, LLC, Fresh Juice Development, LLC, Grab N Go Juice, LLC, Juice To Go, LLC and LA Juice Company, LLC - all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, other tangible personal property, all marketable inventory and all goodwill associated with the stores for a purchase price of $6,600,030 plus payment of $30,000 for cash on hand at each of the stores. Brea Juice Company, LLC, Fresh Juice Development, LLC, Grab N Go Juice, LLC, Juice To Go, LLC and LA Juice Company, LLC, agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

Other Disposals

In addition to the transactions mentioned above, the Company entered into multiple individually insignificant agreements and refranchised a small group of stores located in Southern California and in the San Francisco Bay Area during the 13 week periods ended March 31, 2015 and June 30, 2015. In connection with the refranchising transactions, the Company received aggregate proceeds of $2,412,000 and the purchasers entered into the Company’s standard franchise agreements with ten-year terms in connection with entering into the transactions.

2.	Basis of Presentation

The unaudited pro forma condensed consolidated financial statements were prepared in accordance with GAAP and pursuant to U.S. Securities and Exchange Commission Regulation S-X Article 11, and present the pro forma financial position and results of operations of the Company based upon the historical information after giving effect to the disposal and adjustments described in the notes to the unaudited pro forma condensed consolidated financial statements. The unaudited pro forma condensed consolidated balance sheet is presented as if the refranchising had occurred on March 31, 2015, and the unaudited pro forma condensed consolidated statement of operations for the 13 week period ended March 31, 2015 is presented as if the disposal had occurred on January 1, 2014 and carried forward through the 13 week period ended on March 31, 2015. As a result, pro forma adjustments for refranchising of the small group of stores completed during the 13 week period ended March 31, 2015 were reflected in the unaudited pro forma condensed consolidated statement of operations only.

The unaudited pro forma condensed consolidated financial information is presented for informational purposes only and is not indicative of the Company’s financial results or financial position as if the transactions reflected herein had occurred, or been in effect during the pro forma periods. This unaudited pro forma condensed consolidated financial information should not be viewed as indicative of the Company’s expected financial results for future periods.

3.	Adjustments to Unaudited Pro Forma Condensed Consolidated Balance Sheet

Adjustments in the columns titled “Pro Forma Adjustments” represent the following:

(a) - Represents the pro forma adjustments for the proceeds received offset by store-related cash balances at the end of the 13 week period ended March 31, 2015 (in thousands).

Amount
Proceeds received	$16,845
Cost to sell	(2,092)
Store-related cash at hand	(90)
$14,663

(b) - Represents the pro forma adjustments for the one month promissory notes given as consideration included in the purchase price (in thousands):

Amount
CMCS 2 Juice, LP	$542
CMCS 3 Juice, LP	718
$1,260

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(c) - Represents the pro forma adjustments for the assets that will no longer be on the Company’s balance sheet as a result of the disposal of the stores to franchise partners.

(d) - Represents the pro forma adjustments for the estimated net book value of the assets purchased by the franchise partners from the Company.

(e) - Represents the pro forma adjustments for the effect of amounts refundable to purchasers contingent upon landlords not extending the lease terms for certain store locations and three year royalty concessions for certain store locations.

(f) - Represents the pro forma adjustments for the impact of the refranchising transaction on the Company’s accumulated deficit (in thousands):

Amount
Proceeds received	$16,845
Promissory Notes	1,260
Less: Cost to sell	(2,092)
Assets held for sale	(8,922)
Property, fixtures and equipment, net	(114)
Goodwill and current assets	(718)
Amounts contingently refundable	(505)
Royalty concessions	(368)
Noncontrolling interest	162
$5,548

(g) - Represents the pro forma adjustment to eliminate the 12% noncontrolling interest in JJSC, since the purchaser is acquiring the remaining interest on the JJSC stores.

Adjustments to Unaudited Pro Forma Condensed Consolidated Statement of Operations

A - Reflects the pro forma adjustments for the revenue during the 13 week period ended March 31, 2015 from the stores sold to franchise partners.

B - Reflects the pro forma adjustments for estimated royalty income that would have been earned had the stores been owned by franchisees for the 13 week period ended March 31, 2015.

C - Reflects the pro forma adjustments for the expenses related to the stores sold to franchise partners.

D - Reflects the pro forma adjustments to remove the effect of the gain on refranchising the small group of stores during the 13 week period ended March 31, 2015.

E - Reflects the pro forma adjustments to eliminate the 12% noncontrolling interest in JJSC, since the owner of the noncontrolling interest is acquiring the remaining interest on the JJSC stores.

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